PROSPECTUS

                      TEMPLETON CAPITAL ACCUMULATION PLANS

    Templeton Capital Accumulation Plans (the "Plans") for the accumulation of shares of Templeton Capital Accumulator Fund, Inc. (the "Fund") are offered by Franklin Templeton Distributors, Inc., the Sponsor and Principal Underwriter ("Distributors" or "Sponsor"). A Plan calls for fixed monthly investments for 15 years (180 investments), with the Planholder having the option to make additional monthly investments for up to a total of 25 years (300 investments). The ratio of Sales and Creation Charges to total investments on 15-year Plans ranges from 9.00% on $9,000 Plans ($50.00 per month) to .75% on $1,800,000
Plans ($10,000 per month) and the ratio of Sales and Creation Charges to net investments on 15-year Plans ranges from 9.89% to .76%. On Plans extended to 25 years, the Sales and Creation Charges range from 8.50% (on $15,000 Plans) to .56% (on $3,000,000 Plans) of the net amount invested.

    Investments under a Plan are applied, after authorized deductions, to the purchase of Fund shares at net asset value. These shares should be considered a long term investment and are not suitable for investors seeking quick profits or who might be unable to complete a Plan. The Sales and Creation Charges for the first year of a Plan can amount to 50% of the total amount paid during that year. Since a major portion of the entire Sales and Creation Charge is deducted from the first year's investments, withdrawal or termination of an investment in the early years of a Plan will probably result in a loss. For example, on a $9,000 Plan ($50.00 per month), deductions amount to 9.00% of the investments made if the Plan is completed. However, even after the application of the refund privilege described on page 8, total deductions would amount to 15% of total investments if the Plan were terminated at any time between two months and 18 months. Moreover, if the Plan were continued for 19 months, total deductions would amount to 33.82% of the total invested; deductions would amount to 28.04% if the Plan were continued for two years and then redeemed. A detailed description of all deductions appears on page 12.

    The value of a Plan is subject to fluctuations in the value of the securities in the Fund's portfolio. A Plan calls for monthly investments at regular intervals regardless of the price level of the Fund's shares. Investors should therefore consider their financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market. Terminating a Plan at a time when the value of the shares then held is less than their cost will result in a loss.

    SHARES OF THE FUND ARE OFFERED TO THE GENERAL PUBLIC ONLY THROUGH TEMPLETON CAPITAL ACCUMULATION PLANS. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, developed or underdeveloped. As an operating policy, which may be changed without shareholder approval, the Fund may not invest more than 5% of its assets in lower rated debt securities. As a fundamental policy, which may not be changed without shareholder approval, the Fund may not invest more than 10% of its assets in illiquid securities, including defaulted debt securities.

    Shares of certain other mutual funds managed or advised by the Fund's investment manager, Templeton Investment Counsel, Inc. ("TICI" or "Investment Manager") and its affiliates, which have investment objectives similar in many respects to those of the Fund, may be acquired with a sales charge for the minimum initial investment of $100, and subsequent investments of a minimum of $25 (which may be made automatically by means of pre-authorized bank debits), and, compared to the earlier years of a Plan, would involve a lesser sales charge, thereby decreasing the possibility of loss in the event of early termination.

    An investor has the right to a 45 day refund of his or her investment, as well as certain other limited refund rights for certain periods of time and under the conditions described in more detail under the heading "Cancellation and Refund Rights" on page 8.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS                                                 PROSPECTUS  IS VALID ONLY
                                                       WHEN  ACCOMPANIED  BY THE
                                                       CURRENT   PROSPECTUS   OF
                                                       TEMPLETON         CAPITAL
                                                       ACCUMULATOR FUND, INC.

                      Investors should read and retain this Prospectus for future reference.

                                TABLE OF CONTENTS

Introductory Statement.....................................................  3
Allocation of Investments and Deductions...................................  3
15-Year Plans - Allocation of Investments and Deductions...................  4
Total 25-Year Allocations and Deductions When Extended Investment
     Option is Used........................................................  4
A Typical $100 Monthly Investment Plan.....................................  5
Investment Objective - What You Seek From Your Plan........................  5
How a Templeton Capital Accumulation Plan Can Help You Meet Your Objective.  6
How to Start Your Templeton Capital Accumulation Plan......................  6
Automatic Investment Plan..................................................  6
Your Rights and Privileges Under the Plan..................................  6
Dividends and Distributions................................................  6
How You Can Withdraw or Redeem Some of Your Shares Without Terminating
     Your Plan.............................................................  7
Telephone Transactions.....................................................  8
You May Transfer or Assign Your Rights in the Plan.........................  8
Cancellation and Refund Rights.............................................  8
You May Terminate Your Plan and Withdraw Your Shares.......................  9
Replacement Privilege on Termination.......................................  9
You Retain Full Voting Rights in Your Fund Shares.......................... 10
You May Make Investments Ahead of Schedule to Complete Your Plan Early..... 10
You May Withdraw a Fixed Amount Monthly or Quarterly - When You Have
     Completed Your Plan................................................... 10
You May Continue Investments After Completing a 15-Year Plan - Extended
     Investment Option..................................................... 11
Individual Retirement Accounts (IRAs)...................................... 11
Tax-Sheltered Retirement Plans............................................. 11
Sales and Creation Charges................................................. 12
The Custodian - Templeton Funds Trust Company.............................. 13
The Sponsor - Franklin Templeton Distributors, Inc......................... 13
Taxes...................................................................... 14
Substitution of the Underlying Investment.................................. 14
Termination of Your Plan................................................... 15
General.................................................................... 15
Illustration of a Hypothetical $50.00 Monthly Templeton Capital
     Accumulation Plan..................................................... 16
Financial Statements....................................................... 18
Templeton Capital Accumulation Plans....................................... 18
Franklin Templeton Distributors, Inc....................................... 23
Templeton Capital Accumulator Fund, Inc. Prospectus........................ P-1

    No salesman, dealer or other person is authorized by the Sponsor, the Plans, or the Fund, to give any information or make any representation other than those contained in this Prospectus or in the prospectus and Statement of Additional Information of Templeton Capital Accumulator Fund, Inc., or in any other printed or written material issued under the name of Franklin Templeton Distributors, Inc. or Templeton Capital Accumulator Fund, Inc. No person should rely upon any information not contained in these materials.


PAGE



                             INTRODUCTORY STATEMENT

    You should consider the following aspects of the Plans before making an investment:

    1. A Plan represents an agreement between you, the Sponsor, and Templeton Funds Trust Company ("TFTC" or "Custodian") under which investments (after deduction of "Sales and Creation Charges") are used to purchase shares of the Fund. It is not required that the Sponsor notify you or seek your approval prior to replacing the Custodian. However, the terms of the Custodian Agreement cannot be amended to adversely affect your rights and privileges without obtaining your written consent.

    2. Investments made through the Plans will not constitute direct ownership of Fund shares, but rather an interest in a trust which will have direct ownership of Fund shares. You will have only a beneficial interest in the underlying Fund shares. This beneficial interest is expressed in the Plan as "Plan shares"; one Plan share always equals one share of the underlying Fund. You will, however, retain full voting rights in the underlying Fund shares. The Custodian will vote the shares held for your account in accordance with your instructions.

    3. Unlike most other plans of this type, the primary issuer-Templeton Capital Accumulator Fund, Inc.-does not sell its shares directly to the public. Investments in the Fund may be made only through the arrangements provided by the Plans.

    4. The  Plans  are  available  for  purchase  in  conjunction  with  certain
Individual Retirement Accounts (IRAs), 403(b) custodial accounts ("403(b) plans"), and qualified retirement plans. There is an annual service fee
(currently $10) for maintenance of an individual's IRA, 403(b), or qualified retirement plan ("retirement plan accounts").

    5. The Plans contain a Sales and Creation Charge which is sometimes called a "front-end load." The effect of a "front-end load" is that if you terminate your Plan between the second and eighteenth month, total deductions may amount to as much as 15% of your total payments made up to that date. Accordingly, the Plans are not suited for short-term investment. See the tables on page 4, and the description thereof.

    6. A Plan may be terminated by the Custodian or Sponsor if you fail to make investments under your Plan for a period of 12 months or if Fund shares are not available and a substitution is not made. See "Termination of Your Plan" on page
14. Planholders must be notified and approve any substitution of the Plan's underlying investment.

See "Substitution of the Underlying Investment" on page 14.

    7. The dealer firm of record has proprietary rights to all commissions earned during the duration of your Plan. It is also under no obligation to transfer your Plan to another dealer firm as long as its dealer agreement with the Plan Sponsor, Franklin Templeton Distributors, Inc., remains active. If the dealer firm of record chooses to release your Plan to a new dealer firm, it must first complete, sign, and signature guarantee a release form that can be obtained from the Plan Sponsor. This form must be returned to and accepted by the Custodian, Templeton Funds Trust Company, before any dealer change can be effected.

                    ALLOCATION OF INVESTMENTS AND DEDUCTIONS

    The following tables show the range of available Plans, the Monthly Investment Units to be made, total investments to be made and the Sales and Creation Charges that will be charged as to each Monthly Investment Unit. The total charges as a percentage of the total amount invested and as a percentage of the net amount invested are also shown. This information is based solely on investments made under a Plan and does not reflect any investment experience, dividend or income of the Fund over the period of a Plan.


PAGE


                                 15-YEAR PLANS
                    ALLOCATION OF INVESTMENTS AND DEDUCTIONS


                                                            SALES AND CREATION CHARGES
                                                                        % OF          % OF
    MONTHLY                       PER           PER                     CHARGES       CHARGES       MONTHLY
INVESTMENT        TOTAL       INVESTMENT    INVESTMENT      TOTAL      TO TOTAL       TO NET      INVESTMENT
     UNIT      INVESTMENT      1 THRU 12    13 THRU 180    CHARGES    INVESTMENT    INVESTMENT       UNIT
---------------------------------------------------------------------------------------------------------
    $50.00     $ 9,000.00       $25.00        $3.04        $810.72       9.0%         9.89%         $50.00
     75.00      13,500.00        37.50         4.55       1,214.40       9.0          9.89           75.00
    100.00      18,000.00        50.00         6.07       1,619.76       9.00         9.89          100.00
    125.00      22,500.00        62.50         7.58       2,023.44       8.99         9.88          125.00
    150.00      27,000.00        75.00         7.50       2,160.00       8.00         8.70          150.00
    166.66      29,998.80        83.33         8.15       2,369.16       7.90         8.57          166.66
    200.00      36,000.00       100.00         9.46       2,789.28       7.75         8.40          200.00
    250.00      45,000.00       125.00        11.42       3,418.56       7.60         8.22          250.00
    300.00      54,000.00       150.00         6.96       2,969.28       5.50         5.82          300.00
    350.00      63,000.00       175.00         6.92       3,262.56       5.18         5.46          350.00
    400.00      72,000.00       200.00         6.62       3,512.16       4.88         5.13          400.00
    500.00      90,000.00       225.00         6.96       3,869.28       4.30         4.49          500.00
    750.00     135,000.00       300.00        10.31       5,332.08       3.95         4.11          750.00
  1,000.00     180,000.00       350.00        13.57       6,479.76       3.60         3.73        1,000.00
  1,500.00     270,000.00       375.00        19.82       7,829.76       2.90         2.99        1,500.00
  2,000.00     360,000.00       440.00        20.00       8,640.00       2.40         2.46        2,000.00
  3,000.00     540,000.00       450.00        28.92      10,258.56       1.90         1.94        3,000.00
  5,000.00     900,000.00       500.00        20.53       9,449.04       1.05         1.06        5,000.00
 10,000.00   1,800,000.00       750.00        26.78      13,499.04        .75          .76       10,000.00


                  TOTAL 25-YEAR ALLOCATIONS AND DEDUCTIONS WHEN
                       EXTENDED INVESTMENT OPTION IS USED


                                                       SALES AND CREATION CHARGES
                                                                          % OF          % OF
    MONTHLY                         PER           PER                    CHARGES       CHARGES        MONTHLY
INVESTMENT         TOTAL        INVESTMENT    INVESTMENT     TOTAL      TO TOTAL       TO NET       INVESTMENT
     UNIT       INVESTMENT     1 THRU 12 13    THRU 300     CHARGES    INVESTMENT    INVESTMENT         UNIT
------------------------------------------------------------------------------------------------------------
    $50.00     $15,000.00         $25.00         $3.04     $1,175.52       7.84%         8.5%         $50.00
     75.00      22,500.00          37.50          4.55      1,760.40       7.82          8.49          75.00
    100.00      30,000.00          50.00          6.07      2,348.16       7.83          8.49         100.00
    125.00      37,500.00          62.50          7.58      2,933.04       7.82          8.49         125.00
    150.00      45,000.00          75.00          7.50      3,060.00       6.80          7.30         150.00
    166.66      49,998.00          83.33          8.15      3,347.16       6.69          7.17         166.66
    200.00      60,000.00         100.00          9.46      3,924.48       6.54          7.00         200.00
    250.00      75,000.00         125.00         11.42      4,788.96       6.39          6.83         250.00
    300.00      90,000.00         150.00          6.96      3,804.48       4.23          4.41         300.00
    350.00     105,000.00         175.00          6.92      4,092.96       3.90          4.06         350.00
    400.00     120,000.00         200.00          6.62      4,306.56       3.59          3.72         400.00
    500.00     150,000.00         225.00          6.96      4,704.48       3.14          3.24         500.00
    750.00     225,000.00         300.00         10.31      6,569.28       2.92          3.01         750.00
  1,000.00     300,000.00         350.00         13.57      8,108.16       2.70          2.78       1,000.00
  1,500.00     450,000.00         375.00         19.82     10,208.16       2.27          2.32       1,500.00
  2,000.00     600,000.00         440.00         20.00     11,040.00       1.84          1.87       2,000.00
  3,000.00     900,000.00         450.00         28.92     13,728.96       1.53          1.55       3,000.00
  5,000.00   1,500,000.00         500.00         20.53     11,912.64        .79           .80       5,000.00
 10,000.00   3,000,000.00         750.00         26.78     16,712.64        .56           .56      10,000.00


PAGE


                     A TYPICAL $100 MONTHLY INVESTMENT PLAN

(Assuming that all investments are made in accordance with the terms of the Plan)



                                                AT THE END OF        AT THE END OF         AT THE END OF
                                                  6 MONTHS              1 YEAR                2 YEARS
                      AGGREGATE AMOUNT         (6 INVESTMENTS)     (12 INVESTMENTS)      (24 INVESTMENTS)
                     -------------------    -------------------  ----------------------------------------
                               % OF TOTAL             % OF TOTAL           % OF TOTAL          % OF TOTAL
                                 INVEST-                INVEST-              INVEST-             INVEST-
                      AMOUNT      MENTS      AMOUNT      MENTS    AMOUNT      MENTS    AMOUNT     MENTS
15 Years (180 Investments)
Total Investments.   $18,000      100%       $600        100%    $1,200      100%      $2,400       100%
Deduct
Creation and Sales
Charge............ $1,619.76        9%       $300         50%      $600        50%    $672.84        28%
Net Amount Invested
Under Plan........$16,380.24       91%       $300         50%      $600        50%  $1,727.16        72%
25 Years (300 Investments
Total Investments.   $30,000      100%       $600        100%    $1,200       100%     $2,400       100%
Deduct
Creation and Sales
Charge............ $2,348.16      7.8%       $300         50%      $600        50%    $672.84        28%
Net Amount
Under Plan........$27,651.84     92.2%       $300         50%      $600       50%   $1,727.16        72%
NOTES:


(1) Dividends and distributions received on Fund shares, during the periods shown, have not been included or reflected in any way in the foregoing figures.

(2) The 25-year investment schedule reflects the charges applicable to a 15-year Plan which is continued under the Extended Investment Option.

    After the first 12 monthly investments have been made, the Creation and Sales Charge deducted from any subsequent monthly investment will not exceed 6.1% of the net investment in Fund shares.

                INVESTMENT OBJECTIVE-WHAT YOU SEEK FROM YOUR PLAN

    As you will see in the attached prospectus, the objective of Templeton Capital Accumulator Fund, Inc. (the "Fund") is long-term capital growth. The Fund is an open-end, diversified investment company (usually referred to as "mutual fund"). The Fund seeks to meet its objective through investment in common stocks and other classes of securities which management believes will contribute to the attainment of such investment objective. Accordingly, selection of securities for the portfolio of the Fund is based almost entirely
on their  potential  capital  growth  possibilities.   Most  of  the  portfolio
securities will pay little, if any, income. Whatever income may be received will be entirely incidental to the objective of capital growth. The Fund's investments are selected and supervised by TICI. Reference is made to the attached Templeton Capital Accumulator Fund, Inc. prospectus for a description of the Fund's investment policies and operating expenses, and the business experience of its management. A Statement of Additional Information about Templeton Capital Accumulator Fund, Inc., which is incorporated by reference in the prospectus for the Fund, is available at no charge by writing Franklin Templeton Distributors, Inc., Dealer Main Office Services, 700 Central Avenue, St. Petersburg, Florida 33701-3628 or by calling the Shareholder Services Department at 1-800-632-2301.

                    HOW A TEMPLETON CAPITAL ACCUMULATION PLAN

                        CAN HELP YOU MEET YOUR OBJECTIVE

    Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. Templeton Capital Accumulation Plans are designed to help such people.

    These Plans make it possible to build equity over a period of years by investing a modest sum each month in mutual fund shares. The mutual fund principle is an attempt to reduce the risk inherent in any investment by diversification and professional management.

    The value of Plan shares is subject to the fluctuations in the value of the securities in the Fund's portfolio. A Plan calls for monthly investments at regular intervals regardless of the price level of the shares. You should therefore consider your financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating your Plan at a time when the value of Plan shares you acquired is less than their cost will result in a loss.

    Other features of a Plan are the services rendered by the Custodian, which performs certain bookkeeping and administrative services for the Plans. Acting as your agent, the Custodian assumes the responsibility for many details of the Plan. A description of the Custodian's services appears on page 12.

              HOW TO START YOUR TEMPLETON CAPITAL ACCUMULATION PLAN

    To start your Plan, complete the attached application and have your investment dealer mail it to the Sponsor, together with a check made out to Templeton Funds Trust Company. After your application is accepted by the Sponsor, you will receive a confirmation statement showing the number of whole and fractional shares purchased for your account.

    You should then send investments in one or more multiples of the monthly amount of your Plan directly to the Custodian. Investments, after applicable deductions, will be applied toward the purchase of the Plan shares at the net asset value. Investments in partial monthly amounts cannot be accepted, except as identified in the discussion on Individual Retirement Accounts (page 10).

    You may terminate your participation in the Plan, either completely or partially, as provided on pages 7-8 ("How You Can Withdraw or Redeem Some of Your Shares Without Terminating Your Plan") and page 9 ("You May Terminate Your Plan and Withdraw Your Shares"). Any correspondence regarding the Plans should be addressed to Franklin Templeton Distributors, Inc., Dealer Main Office Services, 700 Central Avenue, St. Petersburg, Florida 33701-3628.

AUTOMATIC INVESTMENT PLAN

                    You may accumulate shares regularly each month by means of automatic debits to your checking account. Forms for this purpose are in the attached application. Such a plan is voluntary and may be discontinued by written notice to the Sponsor, which must be received at least 10 days prior to the collection date, or by the Sponsor upon written notice to you at least 30 days prior to the collection date.

                    YOUR RIGHTS AND PRIVILEGES UNDER THE PLAN

DIVIDENDS AND DISTRIBUTIONS

    All dividends and distributions will be automatically reinvested on the payment date in additional Plan shares at net asset value on the ex-dividend date of the dividend or distribution, unless you elect to receive cash. All dividends and distributions from retirement plan accounts which are not reinvested are subject to federal income tax and, potentially, federal premature distribution penalties if you are under age 59 1/2. Net asset value will be calculated according to the method described in the Fund's prospectus under the heading "How to Buy Shares of the Fund".

    Dividends or distributions received shortly after an investment is made may be considered a partial return of such an investment. Dividends and capital gains, if any, will normally be paid by the Fund at least annually and generally will be taxable to Planholders for income tax purposes. See "Taxes" on page 14.

    The net asset value per share will decrease by the amount of the dividend and capital gains distributions on the ex-dividend date of the distributions.

HOW YOU CAN WITHDRAW OR REDEEM SOME OF YOUR SHARES WITHOUT TERMINATING YOUR PLAN

    While a redemption of all of your Plan shares will normally terminate your Plan, you may redeem less than all of your shares without terminating the Plan.

    If you have owned your Plan for at least 45 days, you may withdraw up to 90% of your shares from your account or you may direct the Custodian, as your agent, to redeem up to 90% of your shares and pay the proceeds to you. Any partial redemption must involve at least $100 and cannot exceed 90% of the value of the shares. Redemption requests that exceed 90% of the net asset value of the shares and which leave less than $100 in the Plan will automatically result in a full redemption of the entire balance in the Plan.

    After a partial cash withdrawal, you may reinvest an amount equal to or less than the amount withdrawn. Upon timely exercise of this reinvestment privilege, your investment will be restored at the then current net asset value, at no sales charge, as is prescribed by the National Association of Securities Dealers ("NASD"). Any repayment of a partial redemption cannot be made before 90 days from the date of redemption except for IRAs, which can be restored after 45 days. (This allows the return of IRA assets before the 60-day Internal Revenue Service ("IRS") deadline.) There is no limit to the number of redemptions that can be made, each of which must be for a minimum of $100. Full reinstatement of a partial redemption need not be made in one transaction if the amount redeemed exceeds $500. However, any reinvestment must be equal to the amount redeemed or at least $500, whichever is less.

    Redemption or withdrawal of Plan shares held in a retirement plan account must conform to the requirements of the retirement plan and the Plan's withdrawal and redemption requirements. Distributions from such retirement plan accounts are subject to additional requirements under the Internal Revenue Code of 1986, as amended (the "Code"), and certain documents (available from the Custodian) must be completed before the distribution may be made. Distributions from retirement plan accounts are subject to withholding requirements under the Code, and the IRS Form W-4P (available from the Custodian) may be required to be submitted to the Custodian with the distribution request, or the distribution will be delayed. The Custodian and the Sponsor assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

    All requests for withdrawal must be made in writing and signed by all registered Planholders. Proceeds of redemptions will be mailed to the address of record unless instructions to the contrary are received with Planholders' signatures guaranteed. In the case of a cash withdrawal, the Custodian or the Sponsor may require additional documentation. Reinvested redemptions will be applied to the purchase of Plan shares at the next determined net asset value. No partial withdrawal or redemption shall affect the total number of monthly investments to be made or the unpaid balance of monthly investments. No charge will be made for each partial withdrawal, redemption or restoration, but you will be liable for any transfer taxes that may be required. Replacements of partial withdrawals must be clearly identified as such in order to distinguish them from regular monthly investments. A gain or loss for tax purposes may be realized by the Planholder upon any cash withdrawal.

Depending on your circumstances, the deduction for a loss may be limited.

    If the cash withdrawal is more than $50,000, is made payable to an individual other than the Planholder of record, or is to be sent to an address other than the address of record, a letter of instruction will be required, signed by all Planholders with signatures guaranteed by an "eligible guarantor," including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient for the request to be in proper order. A signature guarantee is not required for cash withdrawals of $50,000 or less, if requested by and payable to all Planholders of record, and to be sent to the address of record for that account. However, the Sponsor reserves the right to require signature guarantees on all cash withdrawals. A signature guarantee is required in connection with most requestd for transfer of Plan shares. Also, a signature guarantee is required if the Sponsor or the Custodian believes that a signature guarantee would protect against potential claims based on the withdrawal instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Custodian, (c) the Custodian has been notified of an adverse claim, (d) the instructions received by the Custodian are given by an agent, not the actual registered owner, (e) the Custodian determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Custodian. All documents must be in proper order before any withdrawals or redemptions can be executed. The redemption price will be the net asset value next determined after such documents have been received in good order. Your request should be sent to Templeton Funds Trust Company, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

    Ordinarily you will receive a check as a result of redeeming your shares under this or any of the options described below within seven days after your request is received by the Custodian. However, the Custodian will not mail redemption proceeds until checks received for the shares purchased have cleared. The payment period may be extended if the Custodian's right to redeem shares of the Fund has been suspended or restricted. This will only happen if the New York Stock Exchange is closed, other than for customary weekends or holidays, if trading is restricted on the Exchange, or if any emergency is deemed to exist by the Securities and Exchange Commission.

TELEPHONE TRANSACTIONS

    If you have completed a Telephone Redemption Authorization Agreement (see attached), you may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services at 1-800/632-2301.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your dealer for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

YOU MAY TRANSFER OR ASSIGN YOUR RIGHTS IN THE PLAN

    You may transfer your rights to another person; for example, a relative, charitable institution, or trust. You can do this in several ways:

    (1) You can transfer your right, title and interest to another person whose only right shall be the privilege of complete and prompt withdrawal from the Plan.

    (2) You can transfer your entire right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar Plan.

    The Custodian will provide you with the appropriate assignment form. Transfers may be subject to income and other taxes.

CANCELLATION AND REFUND RIGHTS

    You have certain rights of cancellation. Within 60 days after you purchase a Plan (which, for this purpose, is the date appearing on the confirmation statement you will receive following your initial payment), the Custodian will send a notice to you regarding your cancellation rights. If you elect to cancel within 45 days of the mailing date of that notice, you will receive a cash refund equal to the sum of (1) the total net asset value of the Plan shares credited to your account on the date that your cancellation request is received by the Custodian and (2) an amount equal to all sales and creation charges paid.

    In addition, you may surrender your Plan at any time within an eighteen-month period beginning from the date your first investment was made of your Plan and receive from the Custodian a cash payment equal to the sum of (1) the total net asset value of the Plan shares credited to your account on the date of the surrender plus (2) a refund of all sales charges paid to the date of surrender minus 15% of the gross amount you have invested as of that date. In order to receive the above payment, your request should be sent in writing to Templeton Funds Trust Company, P.O. Box 33030, St. Petersburg, Florida 33733-8030. In addition, a cancellation request involving more than $50,000 will require a signature guarantee for all registered owners as described above.

    If you surrender your Plan under this cancellation and refund privilege, you may not reinstate your Plan at net asset value until all sales and creation charges included in the redemption amount are first deducted from the reinstate-ment amount. This requirement is more fully explained below in "Replacement Privilege or Termination." In addition, under the so-called "wash sale rule," Federal tax laws presently do not permit the recognition of a loss when an individual sells and re-acquires the same securities within a 30-day time period before or after the loss is incurred. Gains, however, are recognized for tax purposes at the time of redemption.

    The Custodian will send you a written notice of your eighteen-month rights of cancellation if one or the other of the following occur:

    (1) If, after fifteen months from the date of establishment, you have missed three investments or more, or

    (2) If you miss one investment or more after the expiration of the fifteen-month period but prior to the expiration of the eighteen-month period. (If the Custodian has already sent a notice at 15 months, a second notice will not be required even if additional investments are missed.)

    These notices will inform you of your rights of cancellation as set forth in the preceding paragraph, of the value of your account at the time the notice is sent, and of the amount to which you are entitled pursuant to the provisions of the preceding paragraph.

YOU MAY TERMINATE YOUR PLAN AND WITHDRAW YOUR SHARES

    A Plan may be terminated at any time by a written request to the Custodian.

    In terminating your Plan, you may request the Custodian to withdraw your shares, redeem them and send you the proceeds. If the amount of the redemption is more than $50,000, is made payable to an individual other than the Planholder of record, or is to be sent to an address other than the address of record, your request, signed by all registered owners, must be signature guaranteed as described above. All documents must be in good order before a redemption can be executed. The redemption price will be the net asset value next determined after such documents have been received.

    If you choose to receive Fund shares instead of cash, the Plan shares may be exchanged for shares of the Fund and then further exchanged for shares of certain other funds for which TICI or an affiliate is the investment manager. The Exchange Privilege is more fully described in the Fund prospectus under the caption "May I Exchange Shares for Shares of Another Fund?." You should note that if you elect to exchange your shares of the Fund for shares of other funds in the Franklin Group of Funds (R) or the Templeton Funds, the shares of such other funds cannot thereafter be exchanged back into shares of the Fund or in your Plan.

    The right of redemption of shares of the Templeton Capital Accumulation Plan and the underlying Fund may be suspended at times when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends and holidays or any emergency is deemed to exist by the Securities and Exchange Commission. As long as the right of redemption of shares of the Fund is suspended, no shares may be redeemed, and therefore no cash withdrawal may be made during that period.

REPLACEMENT PRIVILEGE ON TERMINATION

    If you have terminated your Plan, you may exercise a replacement privilege which allows you to reinvest an amount equal to but not less than 10% of the net asset value of the redeemed shares without any sales charge in a re-opened identically registered Templeton Capital Accumulation Plan. Reinvestment is made at the net asset value per share next determined following the timely receipt by the Custodian of a replacement order and payment. Replacement must be made within 60 days following the date of termination of the Plan; however, while you may be required to recognize a gain on a termination, you may not recognize a loss for Federal tax purposes to the extent you reinvest the proceeds in a Templeton Capital Accumulation Plan within 30 days or less.

    The replacement privilege is available to you only if you have not previously exercised the privilege as to your Plan. The replacement privilege does not abrogate the partial withdrawal without termination privilege described on pages 7-8. If you have redeemed your Plan shares under the procedures described under "Cancellation and Refund Rights" on page 8, you may not reinstate at net asset value the proceeds from such a cancellation or refund until all refunded Sales and Creation Charges have been deducted from the amount offered for the reinstatement.

YOU RETAIN FULL VOTING RIGHTS IN YOUR FUND SHARES

    You will receive a notice at least 10 days before any matter is submitted to a vote of the stockholders of the Fund. The Custodian will vote the shares held for your account in accordance with your instructions. In the absence of such instructions, the Custodian will vote your shares in the same proportion as it votes the shares for which it has received instructions from other Planholders.

    If you wish to attend any meetings at which shares may be voted, you may request the Custodian to furnish you with a proxy or otherwise arrange for you to exercise your voting rights.

YOU MAY MAKE INVESTMENTS AHEAD OF SCHEDULE TO COMPLETE YOUR PLAN EARLY

    You may complete your Templeton Capital Accumulation Plan ahead of schedule by making investments in advance of their due date, but not more than 24 monthly investments may be made in one calendar year. In addition to such advance investments, you may also prepay up to 24 monthly units at any time during the life of your Plan. Monthly investment units may be accrued and paid in a lump sum. There is no reduction in the Sales and Creation Charge for advance investments. These prepayment rules shall be waived only to make a Plan that is in arrears current (as defined in the section titled "You May Qualify for Reduced Sales Charges" on page 12) or for the transfer or rollover into an IRA.

    In  the  event  of  death  of  the  Planholder,   these  advance  investment
restrictions will be waived to allow the Plan to be completed at one time by survivors of the Planholder or representatives of the estate.

YOU MAY WITHDRAW A FIXED AMOUNT MONTHLY OR QUARTERLY-WHEN YOU HAVE COMPLETED YOUR PLAN

    When you complete all regularly scheduled investments, you may elect a Systematic Cash Withdrawal Program. Under this Program, the Custodian, as your agent, will redeem sufficient shares from your account to provide regular cash withdrawal payments of $50 or more each month or quarter, as you elect.

    A Systematic Cash Withdrawal Program may be elected from an incomplete Plan if the Plan is part of an IRA and you have reached age 59 1/2. Under this program, the Custodian, as your agent, will redeem as of the twenty-fifth day of each month (or the first business date after that date) sufficient shares from your account to provide a regular cash withdrawal payment of $50 or more each month or quarter, as you elect.

    Except for the $50 minimum, there is no limitation on the size of your withdrawals. The $50 amount is, however, only a minimum established for administrative convenience and should not be considered as a recommendation. You have the right to change the dollar amount of your withdrawal or discontinue your Systematic Cash Withdrawal Program at any time.

    You should realize that withdrawals in excess of dividends and distributions will be made from principal and may eventually exhaust your account. For this reason, these withdrawals cannot be considered as income on your investment. Also, a gain or loss for tax purposes may be realized by you on each withdrawal payment.

    If you purchase two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Cash Withdrawal Program on a completed Plan while still making regular payments on the uncompleted Plan. If you are participating in a Systematic Cash Withdrawal Program, you should not start another Templeton Capital Accumulation Plan. There are no charges made for any regular withdrawals under a Systematic Cash Withdrawal Program.

    The Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from your account. While the Systematic Cash Withdrawal Program is in force, you may not elect to receive dividends and distributions in cash.

    While Distributors does not contemplate doing so, it reserves the right to discontinue offering the Systematic Cash Withdrawal Program at any time after 90 days' notification to all Planholders who have not elected to participate in such program. Those who are already participating will be allowed to continue.

YOU MAY CONTINUE INVESTMENTS AFTER COMPLETING A 15-YEAR PLAN-EXTENDED INVESTMENT OPTION

    Under the Extended Investment Option, you may continue making monthly investments after completing all scheduled investments in your 15-year Plan. Investments under this option are subject to the same sales charges as applied to your last scheduled investment.

    If under this option you fail to make regularly scheduled investments for six consecutive months, after being credited for any advance made under the option, you forfeit your right to make such additional investments. All Extended Investment Options will terminate on the date the 300th monthly investment is made under your Plan.

                      INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

    Under current tax laws you may be eligible to establish an IRA. An IRA Agreement is available through Franklin Templeton Trust Company (Trust Company), an affiliate of TFTC. The Agreement provides for investments in the Plans. It also provides that Trust Company shall furnish custodial services to the participant for service fees chargeable to the participant. Trust Company presently deducts an annual service fee of $10.00 for maintenance of the account, unless it is paid separately. Trust Company is qualified under IRS regulations to act as an IRA custodian.

    An individual may initiate an account by executing the IRA Application and by making the initial Plan investment. Under current law, a participant's maximum annual contribution is limited to the lesser of 100% of compensation or $2,000. If a second account is established with a non-working spouse the total contribution for both accounts would be a maximum of $4,000. Contributions to an IRA by an ndividual who participates, or whose spouse participates, in a tax-qualified or government-approved retirement plan may or may not be deductible depending on their income. Contributions in excess of these limits, premature distributions, and/or insufficient withdrawals after age 701/2 may result in substantial adverse tax consequences. "Rollover contributions," as defined in IRS regulations, are also allowed.

    In addition to the regular monthly investment schedules, you may once each year invest an odd amount not equal to the monthly plan amount in order to complete exact contributions totals authorized by the IRS for the IRA being used. Such odd amounts should be specifically identified to the Custodian, when forwarded, in order to prevent rejection. Odd amounts, not in exact multiples of the monthly investment unit, will be accepted for all rollovers and transfers into IRAs.

    All contributions are invested on the day of receipt by the Custodian. If revocation of the account is requested in writing within seven days after payment of an initial contribution, the individual will receive the greater of the net asset value of his account (including the Sales and Creation Charge) or the amount contributed.

                         TAX -SHELTERED RETIREMENT PLANS

    A Plan may be purchased by individuals who wish to establish tax-sheltered retirement plans, including custodial accounts under Section 403(b) of the Code (403(b) accounts) and qualified retirement plans under Section 401(a) of the Code (QRPs). Trut Company may serve as either trustee or custodian for such plans. Trust Company currently charges an annual service fee of $10.00 for maintenance of each 403(b) account or QRP. QRPs may only be established if the dealer is not considered a fiduciary, as that term is defined in Section 3(21) of the Employee Retirement Income Security Act of 1974.

    Should you establish a Plan in a 403(b) account or QRP, you will likely release any cancellation and refund rights that you may have (see page 8) because of the withdrawal restrictions of the 403(b) account or QRP. In order to establish a 403(b) account or QRP, you will be required to sign a form, supplied by your dealer, acknowledging the restrictions on your cancellation and refund rights.

                           SALES AND CREATION CHARGES

    The Sponsor receives a Sales and Creation Charge to compensate it for creating your Plan and for selling expenses and commissions to dealers, which is deducted from each investment. For example, on a $100 a month Plan, $50 is deducted from each of the first 12 monthly investments. After the 12th payment, the charge drops to $6.07 on each subsequent monthly investment. Deductions decrease proportionately on certain larger plans. See "Allocation of Investments and Deductions" on page 3.

PURCHASING TWO OR MORE PLANS

    The face amounts of two or more Plans purchased at one time by "any person" may be combined to take advantage of the lower Sales and Creation Charges available on large purchases.

    The term "any person" includes an individual, his or her spouse, their children under the age of 21 and their grandchildren under age 21 who are beneficiaries of a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act account in which the Planholder serves as custodian, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a Plan qualified under Section 401 of the Code). To qualify for these savings, all of the applications for the Plans involved must be submitted simultaneously with a covering letter requesting that the face amount of such Plans be combined for the purpose of determining the applicable Sales and Creation Charge as shown on page 4.

    In the event investments are discontinued on one or more of the Plans which have been combined under the foregoing provisions, the remaining Sales and Creation Charge for the Plans that are continued will be changed to reflect the charges applicable to such Plans.

YOU MAY QUALIFY FOR REDUCED SALES CHARGES

    When purchasing any new Plan(s) or increasing the face amount of any existing Plan(s), "any person" as defined above may qualify for a reduced sales charge on the new purchase by combining the face amount of any existing Plan(s) on which investments are current with the face amount of the new purchase. A new purchase includes the face amount of new Plans and the face amount of Plans on which an increase in Plan size is requested. For rights of accumulation, a Plan is considered to be current if: (1) it has been completed and not redeemed; (2) it has not been completed but has at least as many investments recorded as there are months since the establishment date or since a plan size increase date; or
(3) it is a tax qualified plan or an IRA. Further spousal IRA Plans at $166.66 per month may become eligible for lower sales charges if such Plans are included as part of the basis for reduced sales charges on new Plans or Plan size increases on existing Plans. In addition, the Sponsor must be notified by the dealer or the purchaser at the time of the placing of the order that the purchaser qualifies for the reduced Sales and Creation Charge.

CHANGING THE FACE AMOUNT OF YOUR PLAN

    The  face  amount  of  your  Plan  may  be  changed   under  the   following
circumstances:

    (1) The face amount of a Plan may be increased at any time, provided the new Plan size is a denomination offered.

    (2) The face amount of a new Plan may be decreased by 50% within six months of the commencement of your original Plan or within six months following a face amount increase on an existing Plan. If a decrease is to occur on an existing Plan, the decrease cannot retreat lower than the original Plan from which the increase occurred. Both increases and decreases can be made by a written notice to the Sponsor, accompanied by a new completed Plan application. The Sales and Creation Charges already paid on the existing Plan will be recomputed to reflect a new Plan denomination.

    The Sales and Creation Charges already paid on the existing Plan will be credited to the Sales and Creation Charge applicable to the new denomination. Excess Sales and Creation Charges will be invested at net asset value on the day the change occurs while amounts still due will be deducted as an expense to the new Plan account.

                   THE CUSTODIAN-TEMPLETON FUNDS TRUST COMPANY

THE PLAN

    The organization, management and investment policies of Templeton Capital Accumulator Fund, Inc. are fully described in the attached Fund prospectus and a Statement of Additional Information which is available on request from the Sponsor. If practicable, shares of the Plan are credited to accounts at net asset value after applicable deductions are made on the date the Custodian receives Plan investments.

    Dividends and distributions received on Plan shares will be reinvested by the Custodian in additional Plan shares at the then current net asset value, unless you elect to receive cash.

THE PLAN CUSTODIAN-THE THIRD PARTY WORKING TO RELIEVE YOU OF THE DAY-TO-DAY DETAILS OF INVESTING

    Templeton Funds Trust Company, organized as a trust company under the laws of the State of Florida, is the Custodian for the Plans under a Custodian Agreement with the Sponsor dated June 1, 1993 and maintains custody of the assets of the Plans. The Plan Custodian Agreement is governed by Florida law, except in the event, and to the extent, that such law is determined to conflict with the Investment Company Act of 1940.

    Investments under your Plan should be payable to and sent to the Custodian. After making authorized deductions, the Custodian applies the remaining balance to the purchase of Plan shares. The Custodian holds these shares in its custody, receiving dividends and distributions which are automatically reinvested in additional Plan shares at no charge, unless you elect to receive cash.

    The Custodian has assumed only those obligations specifically imposed on it under its Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the Fund or for the acts or omissions of the Sponsor or the Investment Manager.

    The Custodian Agreement cannot be amended to adversely affect the rights and privileges of the Planholders without their written consent. Neither may the Custodian resign unless a successor has been designated and has accepted the Custodianship. Such successor must be a bank or trust company having capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to, or approval of, Planholders. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Custodian Agreement or if the Custodian terminates the Agreement upon 90 days' notice to the Sponsor. The Custodian Agreement provides that the Sponsor shall indemnify and hold the Custodian harmless from all liability which may arise from the failure of the Sponsor to comply with any law, rule, regulation, or order of the United States, any state, or other jurisdiction relating to the sale, registration, or qualification of securities.

                THE SPONSOR-FRANKLIN TEMPLETON DISTRIBUTORS, INC.

    The Sponsor, a New York corporation organized on November 19, 1947, is a wholly owned subsidiary of Franklin Resources, Inc. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the NASD. The Sponsor is the principal underwriter of the investment companies in the Franklin Group of Funds (R) and the Templeton Funds. The following sets forth the directors and executive officers of the Sponsor:

    Charles B. Johnson, Director and Chairman of the Board, is Director, President and Chief Executive Officer of Franklin Resources, Inc. ("Franklin Resources") and Director and Chairman of the Board of Franklin Advisers, Inc.

("Franklin Advisers").

    Gregory E. Johnson, President, is Vice President of Franklin Advisers.

    Rupert H. Johnson, Jr., Director and Executive Vice President, is Director and Executive Vice President of Franklin Resources, Director and President of Franklin Advisers, and Director and Chairman of the Board of Franklin Management, Inc. ("Franklin Management").

    Harmon E. Burns, Director and Executive Vice President, is Director, Executive Vice President and Secretary of Franklin Resources and Executive Vice President of Franklin Advisers.

    Kenneth V. Domingues, Senior Vice President, is Senior Vice President of Franklin Resources and Franklin Advisers.

    Kenneth A. Lewis, Treasurer.

    Loretta Fry, Vice President, is Vice President-Operations of Franklin Resources and Vice President of Franklin Advisers.

    Deborah R. Gatzek, Senior Vice President and Assistant Secretary, is Senior Vice President and Assistant Secretary of Franklin Resources and Vice President and Assistant Secretary of Franklin Advisers.

    Charles E. Johnson, Senior Vice President, is Director and Senior Vice President of Franklin Resources and Vice President of Franklin Advisers.

    Leslie M. Kratter, Secretary, is Vice President and Assistant Secretary of Franklin Resources and Secretary of Franklin Advisers and Franklin Management.

    Richard C. Stoker, Senior Vice President, is Vice President of Franklin Management.

    Philip J. Kearns, Vice President, is Vice President of Franklin Agency, Inc.

    Jack Lemein, Vice President, is Senior Vice President of Franklin Advisers and Vice President of Franklin Management.

    Harry G. Mumford, Jr., Vice President, is Executive Vice President of Franklin Institutional Services Corporation.

    Vivian J. Palmieri, Vice President, is Vice President of Franklin Advisers.

    Other Senior Vice Presidents of the Sponsor include Edward V. McVey, Peter D. Jones and Daniel T. O'Lear.

    Other Vice Presidents of the Sponsor include, James K. Blinn, Richard O. Conboy, Jimmy A. Escobedo, Robert N. Geppner, Mike Hackett, Ken Leder, John R. McGee, Kent P. Strazza, Bert W. Feuss, Sarah Stypa.

    All officers and employees of the Sponsor are covered by a blanket bond in the amount of $130,000,000.

                                      TAXES

    For Federal income tax purposes, Planholders are treated as directly owning the Fund's shares. Designated capital gain distributions, which are automatically reinvested in additional shares, are treated as long-term capital gains. The tax cost of the shares acquired is the amount paid for those shares, including the Sales and Creation Charge.

    As more fully described under "Federal Tax Information" in the prospectus of the Fund, dividends and distributions are taxable to you individually. Gains realized on cash withdrawals also generally will be subject to tax; the ability to deduct losses from such withdrawals may be limited. An appropriate notice regarding taxes will be sent to you each year.

    Any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or the Sponsor of Plan shares or other property credited to your account in accordance with the provisions of your Plan and any taxes levied or assessed with respect to Plan shares or the income therefrom shall be borne by you individually and not by the Custodian or the Sponsor.

                    SUBSTITUTION OF THE UNDERLYING INVESTMENT

    The Sponsor may substitute the shares of one other investment medium as the underlying investment if it deems such action to be in the best interests of Planholders. Such substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the Securities and Exchange Commission under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:

(1) obtain an order from the Securities and Exchange Commission approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended;

(2) give written notice of the proposed substitution to the Custodian;

(3) give written notice of the proposed substitution to each Planholder, giving a reasonable description of the new fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of mailing such notice, the Planholder will be considered to have consented to the substitution and to have agreed to bear his pro rata share of expenses and taxes in connection with it; and

(4) provide the Custodian with a signed certificate stating that such notice has been given to Planholders.

    If your Plan account is not surrendered within 30 days from the date of such notice, the Sponsor shall purchase the new shares for your account with the proceeds of any Plan payments and any dividends or distributions which may be reinvested for your account. If the new shares are also to be substituted for the shares already held, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged. A substitution may be a taxable event for Planholders.

    If the Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it shall first obtain an order from the
Securities and Exchange Commission approving such substitution as specified above and then shall notify the Planholder, and if, within 30 days after mailing such notice, the Planholder gives his written approval of the substitution and agrees to bear his pro rata share of actual expenses, including tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. The Planholder's failure to give such written approval within the 30-day period shall give the Sponsor the authority to terminate the Plan.

    If the Fund shares are not available for purchase for a period of 120 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian shall have authority, without further action on its part, to terminate the Plan.

                            TERMINATION OF YOUR PLAN

    Although your Plan may call for regular investments over a 15-year period, neither the Sponsor nor the Custodian can elect to terminate your Plan until 300 investments have been made unless it has been in default for more than six months or unless shares of the Plan are not obtainable and a substitution is not made.

    The period of default will not start until you have been given full credit for a period equal to the amount of any advance investments you have made. Under current policies, for all Plans established subsequent to January 1, 1995, only one investment is required during each six month period to prevent your Plan from being terminated. For Plans in existence prior to January 1, 1995, only one investment is required during each 12-month period to prevent your Plan from being terminated.

    After 300 investments, or if other events justify termination, the Sponsor or the Custodian has the right to terminate your Plan 60 days after mailing a written notice to you.

    On termination, the Custodian (as your agent) may surrender for liquidation all of the Plan shares credited to your account, or sufficient Plan shares to pay all authorized deductions and leave no fractional shares. The shares and/or cash, after paying all authorized deductions, will be held by the Custodian for delivery to you against the surrender of your Plan.

    No interest will be paid by the Custodian on any such cash balances. If the Plan is not surrendered within 60 days after the notice of termination, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing the shares or its check, drawn in accordance with the terms of your account, to the address noted in the account. You will then have no further rights under the Plan except that if the check or shares are returned to the Custodian undelivered, the Custodian will continue to hold these assets for the benefit of your account, subject only to escheat laws.

                                     GENERAL

    The Plan is considered to be a unit investment trust under the Investment Company Act of 1940, and is so registered with the Securities and Exchange Commission. Such registration does not imply supervision of management or investment practices or policies by the Commission.

    Commissions ranging from 75% to 95% of the total Sales and Creation Charges will be paid to authorized investment brokers and mutual fund dealers who are members of the NASD, and who have executed a dealer's agreement with the Sponsor. The Sponsor, acting as Principal Underwriter, may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a specified minimum dollar amount of the Plans and/or of certain other mutual funds managed by the Investment Manager and its affiliates during a specified period of time. Such bonus or other incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States. In no event will the value of such bonus or incentive paid by the Sponsor to the dealer exceed the difference between the Sales and Creation Charges and the amount reallowed to dealers in respect of such amounts sold by the qualifying registered representative of such dealer. A dealer receiving such bonus or incentive may be deemed to be an "underwriter" under the Securities Act of 1933. These dealers and investment brokers are independent contractors. Nothing herein or in other literature and confirmations issued by the Sponsor or the Custodian, including the words "representative" or "commission," shall constitute any broker-dealer or investment broker a partner, employee or agent of the Sponsor or the Custodian. Neither the Sponsor nor the Custodian shall be liable for any acts or obligations of any such dealer or investment broker.

    Plans are offered in all states where it is lawful to do so.

    ILLUSTRATION OF A HYPOTHETICAL $50.00 MONTHLY TEMPLETON CAPITAL
     ACCUMULATION PLAN WITH INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES

    The table below covers the period from March 29, 1991 to August 31, 1996

              AMOUNT OF PAYMENT                 AMOUNT INVESTED
            ----------------------           ----------------------
FISCAL      DURING                  SALES    DURING                  SHARES     SHARES PURCHASED  TOTAL       TOTAL
PERIOD      FISCAL      CUMULATIVE CHARGES(A)  FISCAL    CUMULATIVE PURCHASED     THROUGH         SHARES      VALUE
 ENDED       PERIOD                           PERIOD                            RE-INVESTMENT    PURCHASED   OF SHARES
----------- ----------- ---------- --------- ----------- ---------- --------- ----------------- ----------- ----------
8/31/91(b)    $300.00   $ 300.00    $150.00   $150.00    $150.00     14.755          -             14,755   $ 153.75
8/31/92         600.00    900.00     184.14    415.86     565.86     39.637         0.330          54,722     599.21
8/31/93         600.00   1,500.00     36.48    563.52   1,129.38     47.983         1.666         104,371   1,436.14
8/31/94         600.00   2,100.00     36.48    563.52   1,692.90     37.528         2.412         144,311   2,339.28
8/31/95         600.00   2,700.00     36.48    563.52   2,256.42     36.834         7.368         188,513   3,004.90
8/31/96(c)      600.00   3,300.00     36.48    563.52   2,819.94     65.964         8.156         451,146   4,096.41


(a) Under the terms of this Plan, out of a monthly investment of $50.00 made during the first year of the Plan, $25.00 is deducted as a sales charge. Thereafter, the sales charge on such amount is reduced to $3.04.

(b) Period from March 29, 1991 (commencement of operations) through August 31, 1991.
(c)  Includes the effect of a 2 for 1 split on March 27, 1996.


PAGE


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Franklin Templeton Distributors, Inc., Sponsor and the Planholders of Templeton
Capital Accumulation Plans

We have audited the accompanying statement of assets and liabilities of Templeton Capital Accumulation Plans as of August 31, 1996 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of the Plan's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation from the custodian of shares of Templeton Capital Accumulator Fund, Inc. held for planholders as of August 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Capital Accumulation Plans as of August 31, 1996, and the results of its operations and the changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles.


                                             /s/MCGLADREY & PULLEN

New York, New York
October 4, 1996


PAGE


                      TEMPLETON CAPITAL ACCUMULATION PLANS
                        FOR THE ACCUMULATION OF SHARES OF
                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1996

ASSETS:

Templeton Capital Accumulator Fund,
 Inc. shares, at value (average cost, $88,131,415)............  $106,572,427
LIABILITIES:                                                             -
NET ASSETS:

Net assets (equivalent to $9.08 per
 share based on 11,739,637 Plan shares held
 for outstanding Plans)......................................   $106,572,427


                            STATEMENTS OF OPERATIONS
                   YEARS ENDED AUGUST 31, 1996, 1995 AND 1994

                                                                   1996           1995           1994
                                                                   ----           ----           ----
Investment income:
Distributions received on shares of Templeton
 Capital AccumulatorFund Inc. from:
    Net investment income...................................   $1,313,090       $503,913       $205,500
    Realized gains..........................................      284,137      1,511,116        266,694
                                                                  -------      ---------        -------
                                                               $1,597,227     $2,015,029       $472,194
                                                                ----------     ----------       --------
Expenses (Note 3)..........................................            -              -              -
                                                                       --             --             --
Net investment income.......................................   $1,597,227     $2,015,029       $472,194
                                                               ----------     ----------       --------
Realized and Unrealized Gain on Investments:
Net realized gain on complete and partial
 terminations, including Fund
Shares withdrawn at market value............................     $721,621       $205,940       $343,272
Unrealized appreciation during the period...................   10,423,640        217,321      4,284,121
                                                               ----------        -------      ---------
Net gain on investments.....................................  $11,145,261       $423,261     $4,627,393
                                                               -----------       --------     ----------
Net increase in net assets from operations..................  $12,742,488     $2,438,290     $5,099,587
                                                              ===========     ==========     ==========

                       See Notes to Financial Statements.


PAGE


                      TEMPLETON CAPITAL ACCUMULATION PLANS
                        FOR THE ACCUMULATION OF SHARES OF
                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                   Years Ended August 31, 1996, 1995, and 1994


                                                          1996             1995            1994
Increase (decrease) in net assets from:
Operations:

Net investment income................................ $1,597,227         $2,015,029            $472,194
Net realized gain on Plan terminations...............    721,621            205,940             343,272
Unrealized appreciation for the period............... 10,423,640            217,321           4,284,121
                                                      ----------            -------           ---------
Net increase in net assets from operations........... 12,742,488          2,438,290           5,099,587
Distributions to planholders.........................(1,597,227)        (2,015,029)           (472,194)
Transactions in Fund shares (Note 2)................. 30,868,787         26,322,220          15,029,076
                                                      ----------         ----------          ----------
Net increase in net assets........................... 42,014,048         26,745,481          19,656,469
Net assets:
Beginning of year.................................... 64,558,379         37,812,898          18,156,429
                                                      ----------         ----------          ----------
End of year..........................................$106,572,427       $64,558,379         $37,812,898
                                                     ============       ===========         ===========


                       See Notes to Financial Statements.


PAGE



                          NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Accounting Policies

    Templeton Capital Accumulation Plans (the "Plan") is a unit investment trust registered under the Investment Company Act of 1940. The Plan invests only in shares of Templeton Capital Accumulator Fund, Inc. (the "Fund"). The following is a summary of the significant accounting policies followed in the preparation of its financial statements.

a. Valuation of securities. The Plan's investments in the Fund are valued at the net asset value of Fund shares held.

b. Income taxes. No provision is made for Federal income taxes. The Internal Revenue Code provides that the Plan is not treated as a separate taxable entity; rather the Planholders are treated as directly owning the Fund's shares accumulated in their accounts.

c. Other. Fund share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of the Plan's investment in Fund shares is computed using the average cost method and gain or loss on redemption of Fund shares is computed using this method.

d. Accounting Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Note 2. Transactions in Fund Shares

Effective March 27, 1996, the shares of the Fund were split on a 2-for-1 basis. As of August 31, 1996, the Plan held 11,739,637 shares of the Fund. Transactions in Fund shares for the years ended August 31, 1996, 1995 and 1994 were as follows:


PAGE



                                                1996                 1995                     1994
                                                ----                 ----                      ---
                                         AMOUNT    SHARES     AMOUNT       SHARES     AMOUNT      SHARES
Planholder payments.................. $39,848,219           $33,284,142             $19,886,896
Less-sales charges...................   5,671,439             6,526,442               3,832,783
Balance invested in Fund shares......  34,176,780 2,870,915  26,757,700   1,748,783  16,054,113  1,072,509
Distributions reinvested in Fund shares 1,597,227   102,037   2,015,029     133,499     472,194     33,224
Redemption and withdrawals in Fund
     shares                            (4,905,220) (413,497) (2,450,509)   (165,571) (1,497,231)   (94,041)
Shares issued on 2-for-1stock split..              5,130,349      ---        ---        ---         ---
                                        ----------  -------- ----------   ----------  ---------   ---------
                                      $30,868,787  7,689,804  $26,322,220  1,716,711 $15,029,076 1,011,692
                                      =========== =========  ===========  ========= ============ ==========

Note 3. Sponsor and Custodian

    Franklin Templeton Distributors, Inc., as Sponsor of the Plan received net sales and creation charges, after commissions paid to authorized brokers and dealers, of $610,774, $575,554, and $336,780 for the years ended August 31, 1996, 1995 and 1994, respectively. Expenses of operating the Plan are paid by the Sponsor. Templeton Funds Trust Company ("TFTC") serves as Custodian. No other compensation is paid by the Plan to either the Sponsor or the Custodian except that Franklin Templeton Trust Company receives a $10 annual service fee from each retirement plan account established by planholders.

Note 4. Source of Net Assets

    The Plan's net assets as of August 31, 1996 were composed of the following amounts:

Amount paid in by planholders, net of sales and creation charges... $93,137,415
Distributions reinvested...........................................   4,406,741
Payment of redemption proceeds to planholders...................... (10,745,766)
Accumulated gain on Plan terminations..............................   1,333,024
Unrealized appreciation of investments.............................  18,441,013
                                                                    -----------
Net assets applicable to planholders...............................$106,572,427
                                                                  =============


PAGE


                        REPORT OF INDEPENDENT ACCOUNTANTS

Franklin/Templeton Distributors, Inc.:

    We have audited the accompanying statement of financial condition of Franklin/Templeton Distributors, Inc. (a wholly-owned subsidiary of Franklin Resources, Inc.) as of September 30, 1996, and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin/Templeton Distributors, Inc. as of September 30, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on pages 9 and 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Coopers & Lybrand L.L.P.

San Francisco, California
November 15, 1996


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.
                        STATEMENT OF FINANCIAL CONDITION
                               SEPTEMBER 30, 1996
                                     ASSETS

Cash and cash equivalents.....................................    $27,968,074
Underwriting and distribution fees receivable from
 Franklin Templeton Group of Funds............................     26,175,695
Deferred sales commissions, net...............................     14,633,937
Property and equipment, at cost (net of accumulated
  depreciation of ($3,042,214)................................      3,057,219
Other ........................................................      4,476,761
                                                                 -------------
      Total assets............................................    $76,311,686
                                                                  ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Underwriting and distribution fees payable to dealers.........    $22,585,200
Trade payables and accrued expenses...........................     10,015,308
Due to affiliates.............................................      5,890,403
                                                                  -----------
      Total liabilities.......................................     38,490,911
                                                                   ----------

Commitments (Note 3)

Stockholder's equity:

Common stock, $1.00 par value, 20,000 shares authorized;
  2,355 shares issued and outstanding...........................        2,355
Capital in excess of par value..................................  150,564,072
Accumulated deficit............................................. (112,745,652)
Total stockholder's equity......................................   37,820,775
                                                                 ------------
  ............................................................    $76,311,686
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                  ------------

Revenues:
Underwriting and distribution fees..............................  $517,338,001
Investment and other income.....................................     2,064,669
                                                                   ----------
Total revenues..................................................   519,402,670
                                                                  -----------

Expenses:

Underwriting and distribution...................................   473,022,874
Employee compensation and benefits..............................    51,046,782
Advertising and promotion.......................................    48,678,721
General and administrative......................................    30,288,544
                                                                  -------------
Total expenses..................................................   603,036,921
                                                                  -------------
Net loss......................................................... $(83,634,251)
                                                                  =============

 The accompanying  notes are an integral part of these financial statements.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                        STATEMENT OF STOCKHOLDER'S EQUITY

                      FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                 ------------

                                                                   CAPITAL IN                   TOTAL
                                            COMMON STOCK           EXCESS OF    RETAINED    STOCKHOLDER'S
                                        PAR VALUE       AMOUNT     PAR  VALUE    EARNINGS      EQUITY
Balance, October 1, 1995............      2,355        $2,355      $80,564,072 $(29,111,401)   $51,455,026
Parent capital contribution.........          -             -       70,000,000       -          70,000,000

Net loss............................          -             -              -    (83,634,251)   (83,634,251)
                                                                           -    ------------   ------------

Balance, September 30, 1996.........      2,355        $2,355      $150,564,072 $(112,745,652)   $37,820,775
                                          =====        ======     ============= =============   ===========

 The accompanying notes are an integral part of these financial statements.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED SEPTEMBER 30, 1996

Net loss........................................................  $(83,634,251)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation....................................................       666,493
Amortization of deferred sales commissions......................    16,386,676
Increase in underwriting and distribution fees receivable.......    (5,792,721)
Increase in deferred sales commissions, net......................  (25,950,921)
Decrease in prepaid and other....................................   (2,224,854)
Increase in underwriting and distribution fees payable to brokers.   5,066,239
Increase in trade payables and accrued expenses...................   7,483,249
                                                                     ---------

Net cash used in operating activities............................. (88,000,090)
                                                                   ------------
Purchases of furniture and equipment.............................   (1,586,496)
                                                                    -----------
Net cash used in investing activities............................   (1,586,496)
                                                                    -----------

Advances from parent.............................................   88,965,082
                                                                    ----------
Net cash provided by financing activities........................   88,965,082
                                                                    ----------
Decrease in cash and cash equivalents..........................     (2,621,504)
Cash and cash equivalents, beginning of year...................     30,589,578
                                                                    ----------
Cash and cash equivalents, end of year........................     $27,968,074
                                                                   ===========

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest......................................................         $11,409
                                                                       =======


Supplemental disclosure of non-cash investing and financing activities: The Company received a $70,000,000 capital contribution from its parent, through a noncash reduction in the intercompany payable to its parent.

  The accompanying notes are an integral part of these financial statements.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS:

    Franklin/Templeton Distributors, Inc. (the Company) is registered with the Securities and Exchange Commission as a broker dealer and serves as the principal underwriter for the Franklin Templeton Group of Funds. The
Company is a wholly-owned subsidiary of Franklin Resources, Inc.(Parent).

2. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION:

    These financial statements are prepared in accordance with generally accepted accounting principals which require the use of estimates made by management.

 REVENUE RECOGNITION:

    Underwriting commissions on mutual fund shares sales are recognized when the share sales are traded. Other distribution fees are accrued as earned.

CASH AND CASH EQUIVALENTS:

    Cash and cash equivalents consist of demand deposits with bank and amounts held in a money market fund for which an affiliated company acts as investment advisor. Due to the relatively short-term nature of these instruments, the carrying value approximates fair value.

DEFERRED SALES COMMISSION:

    Sales commissions paid to brokers in connection with Class II open-end Franklin Templeton funds are deferred and amortized on a straight-line basis over a period of up to eighteen months.

ALLOCATION OF INTERCOMPANY COSTS:

    Certain management, accounting and other administrative costs are allocated to the Company by its affiliates.

 INCOME TAXES:

    The Company is included in the consolidated federal and combined California state income tax returns of its Parent. The Parent allocates federal and California state income taxes to the Company using the separate return method. The Parent has not allocated tax benefits arising from its net operating losses to the Company.

2. SIGNIFICANT ACCOUNTING POLICIES, continued:

 INCOME TAXES, continued:

    Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Deferred tax assets and liabilities are adjusted to reflect changes in tax rates or other provisions of the tax law in the period in which a new tax law is enacted.

    Deferred taxes as of September 30, 1996 relate primarily to depreciation on fixed assets, bonus accrual, and deferred compensation. As the Parent does not allocate to the Company tax benefits arising from its net operating losses, a valuation allowance has been recognized for the entire deferred amounts.

PROPERTY AND EQUIPMENT:

    Property and equipment are recorded at cost and are depreciated on the straight-line basis over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense when incurred.

3. COMMITMENTS:

    The Parent leases computer, automobile and office equipment and office space under various agreements expiring at various dates through 1997 which are accounted for as operating leases. The Company is the direct beneficiary of these leases and consequently is responsible for payment of the various lease commitments. Total lease expense for the year amounted to $467,539. At September 30, 1996, remaining operating lease commitments are as follows:

1997............................   $453,787
1998............................    107,576
1999............................     23,144
2000............................     23,782
2001............................     16,137
                                     ------
 ................................   $624,426
                                   ========

4. EMPLOYEE BENEFIT AND INCENTIVE PLANS:

    The Parent sponsors contribution profit sharing plans covering substantially all employees of the Parent and its U.S. Subsidiaries. The plans are funded on an annual basis as determined by the Board of Directors of its Parent. The Company's portion of expense for the plan for the year ended September 30, 1996 was $4,393,921.

    The Parent sponsors restricted stock arrangements for certain employees of the Parent and its U.S. Subsidiaries, pursuant to which the Parent has issued shares of its common stock in the names of the employees. The company's portion of expense for the plan for the year ended September 30, 1996 was $3,601,159.

5. RELATED PARTY TRANSACTION:

    For the year ended September 30, 1996, the Company was allocated $20,938,020 of administrative service costs by its Parent.

6.  NET CAPITAL REQUIREMENT:

    The Company is subject to the net capital rule (Rule 15c3-1) of the Securities and Exchange Commission. In accordance with Rule 15c3-1, the Company is required to maintain a minimum net capital of $50,000 and to maintain a ratio of aggregate indebtedness to net capital, both as defined, not in excess of 15 to 1. Rule 15c3-1 also provides that equity capital may not be withdrawn or cash dividends paid if the resulting indebtedness to net capital ratio would exceed 10 to 1. At September 30, 1996, the Company had net capital of $9,416,652 which was $6,850,591 in excess of its required net capital of $2,556,061. The Company's ratio of aggregate indebtedness to net capital was 4.09 to 1.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                           COMPUTATION OF NET CAPITAL

                             PURSUANT TO RULE 15C3-1

                               SEPTEMBER 30, 1996

                                   SCHEDULE I

Total stockholder's equity from statement of financial condition..  $37,820,775

Deduct nonallowable assets:
Receivable from Franklin Templeton Group of Funds      $ 5,854,048
Prepaid expenses and other                              18,840,166
Property and equipment, net                             3,057,219
 ...................................................................(27,751,433)

Other deductions...................................................   (652,690)

Net capital........................................................$ 9,416,652
                                                                    ===========

Aggregate indebtedness:
Underwriting and distribution fees payable to brokers............   22,585,200
Trade payables and accrued expenses..............................   10,015,308
Due to affiliates................................................    5,890,403
                                                                     ---------
Total aggregate indebtedness..................................     $38,490,911
                                                                   ===========
Computation of basic net capital requirement:
Minimum net capital required (6-2/3% of aggregate indebtedness)....$ 2,566,061

Excess net capital.................................................$ 6,850,591

Ratio of aggregate indebtedness to net capital..................     4.09 to 1
                                                                   ============


There were no material differences in the computation of net capital under Rule 15c3-1, as shown in the audited financial statements, with the Company's corresponding unaudited Part IIA filed for the period ended September 30, 1996.


PAGE


                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                        STATEMENT PURSUANT TO RULE 15C3-1

                               SEPTEMBER 30, 1996

                                   SCHEDULE II

The Company is currently exempt from the requirement to maintain a "Special Reserve account for the Exclusive Benefit of Customers" under provision of SEC Rule 15c3-1 based upon Paragraph K(2)(B) of the Rule.

                  STATEMENT REGARDING LIABILITIES SUBORDINATED

                         TO CLAIMS OF GENERAL CREDITORS

                               September 30, 1996

For the period ended September 30, 1996, the Company did not have any liabilities subordinated to claims of general creditors.